Exhibit 10.4

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

STANDARD VALIDATOR LLC

A Delaware Limited Liability Company

Effective as of March 24, 2026

THE LIMITED LIABILITY COMPANY INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH MEMBERSHIP INTERESTS MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF

STANDARD VALIDATOR LLC

This limited liability company operating agreement (the “Agreement”) of Standard Validator LLC, a Delaware limited liability company (the “Company”), is made effective as of March 24, 2026 (the “Effective Date”), for the organization and operation of the Company.

WHEREAS, the Company has been formed as a limited liability company in accordance with the Delaware Act (defined below); and

WHEREAS, the Members (as defined below) agree that the membership in and management of the Company shall be governed by the terms set forth herein.

NOW, THEREFORE, the Members (as defined below) declare as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. For the purposes of this Agreement, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of the terms defined):

(a) “Certificate” means the Certificate of Formation of the Company as filed with the Delaware Secretary of State, as the same may be amended from time to time.

(b) “Delaware Act” means the Delaware Limited Liability Company Act, as amended from time to time.

(c) “Dissolution Event” shall have the meaning set forth in Section 9.1.

(d) “Distributable Cash” means, as of any date, the portion of the Company’s cash on hand as of such date that the Members determine from time to time to be available for distribution.

(e) “Manager” means BMNR Subsidiary One, LLC, a Delaware limited liability company, or any successor thereto appointed in accordance with this Agreement.

(f) “Members” mean the undersigned entities and any other person who becomes a member of the Company in accordance with this Agreement, as set forth in Schedule A to this Agreement.

(g) “Officer” and “Officers” shall have the meanings set forth in Section 6.1.

(h) “Unit” means a measure of ownership interest in the Company.

ARTICLE 2

FORMATION

Section 2.1 Formation. The Company was formed on November 20, 2025, by filing the Certificate with the Secretary of State of the State of Delaware.

Section 2.2 Purpose. The business of the Company will be to carry on any lawful business or activity, and to have and exercise all of the powers, rights and privileges which a limited liability company organized pursuant to the Delaware Act may have and exercise.

Section 2.3 Name. The name of the Company shall be Standard Validator LLC.

Section 2.4 Principal Place of Business. The principal place of business of the Company will be established and maintained at such place or places as the Manager may determine from time to time.

Section 2.5 Registered Office and Registered Agent. The registered agent of the Company for the service of process and the registered office of the Company in the State of Delaware will be that person and location reflected in the Certificate. The Manager may, from time to time, change the registered agent or office through appropriate filings with the Secretary of State of the State of Delaware. In the event the registered agent ceases to act for any reason or the registered office should change, the Manager will promptly designate a replacement registered agent or file a notice of change of address, as the case may be, in the manner provided by law.

Section 2.6 Term. The term of the Company shall be perpetual unless the Company is dissolved and terminated in accordance with the provisions of Article 9 and the Delaware Act.

ARTICLE 3

MEMBERS

Section 3.1 Members. The name of the Members of the Company and the mailing address of each Member is set forth on Schedule A.

Section 3.2 Additional Members. One or more additional members may be admitted to the Company with the consent of a majority of the Members. Prior to the admission of any such additional members to the Company, the Members shall amend this Agreement to make such changes as the Members shall determine to reflect the fact that the Company shall have such additional members. Each additional member shall execute and deliver a supplement or counterpart to this Agreement and become a party hereto.

Section 3.3 Action Without a Meeting. Any action required or permitted to be taken at a meeting of Members may be taken without a meeting, without prior notice and without a vote if the action is evidenced by one or more written consents describing the action taken, signed by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. The affirmative vote of the majority of the Units will be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Delaware Act, by the Certificate or by this Agreement.

Section 3.4 Assignment or Transfer. Subject to Section 3.2, a Member may effect an assignment or transfer of the Member’s Units by means of any written agreement or instrument of transfer signed by the applicable Member and the assignee, provided that the applicable Member notify the Company and any other Members in writing of such assignment or transfer of the applicable Member’s Units. Notwithstanding the foregoing, any assignment or transfer of Units held by Ethereum Tower LLC to any person or entity that is not an affiliate of Ethereum Tower LLC shall require the prior written consent of the Manager. An assignee of the Member’s Units will become a member and will have and may exercise all rights and powers of a member, including the right to participate in the management of the business and affairs of the Company. Each additional member shall execute and deliver a supplement or counterpart to this Agreement and become a party hereto.

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ARTICLE 4

UNITS AND CAPITAL CONTRIBUTIONS

Section 4.1 Units. The capital of the Company will be represented by Units, which will constitute limited liability company interests under the Delaware Act. The Units of each of the Members are reflected on Schedule A, as the same may be amended from time to time by the Members. The Manager may make such rules and regulations as it may deem appropriate concerning the issuance and registration of Units, including the issuance of certificates representing Units. Unless the Manager decides otherwise, Units will be issued without certificates.

Section 4.2 Capital Contributions. Concurrently with the execution of this Agreement, the Members will contribute to the Company the amount set forth opposite its name on Schedule A and will hold an interest in the Company represented by the Units set forth opposite its name on Schedule A. A Member may from time to time, but will not be required to, make additional capital contributions to the Company in such form and amount as determined by the Member.

Section 4.3 Return of Contributions. A Member is not entitled to the return of any part of its capital contribution or to be paid interest in respect of its capital contribution. An unrepaid capital contribution is not a liability of the Company.

ARTICLE 5

MANAGEMENT OF THE COMPANY

Section 5.1 Management by the Manager.

(a) Manager’s Authority. Except for situations in which the approval of the Members are expressly required by the terms of this Agreement or by applicable law, the business and affairs of the Company will be managed by or under the direction of the Manager. Any action taken by the Manager shall constitute the act of and serve to bind the Company. Persons dealing with the Company are entitled to rely conclusively on the power and authority of the Manager as set forth in this Agreement. In addition to the powers that now or hereafter can be granted to managers under the Delaware Act and to all other powers granted under any other provision of this Agreement, the Manager will have, and is hereby granted, the full and complete power, authority and discretion to do all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Company and to exercise all powers and effectuate the purposes set forth in this Agreement. The Manager may delegate any or all of its duties and responsibilities hereunder to any person or persons, including Ethereum Tower LLC, in its sole discretion.

(b) Limitations on Manager’s Authority. The Manager shall not have authority to do any action or enter into any agreement or transaction identified on Schedule B without the written consent of the Members.

Section 5.2 The Manager.

(a) Appointment. The initial Manager of the Company shall be BMNR Subsidiary One, LLC. A successor Manager may be appointed by the Members. The Manager will hold office until its successor has been duly appointed and qualified or until its earlier resignation or removal.

(b) Resignation. The Manager may resign at any time by giving written notice to the Members. The resignation of the Manager will take effect upon receipt of notice thereof or at such later date specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

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(c) Removal. The Manager may be removed at any time, with or without cause, by the Members.

Section 5.3 Action by the Manager. Any action required or permitted to be taken by the Manager may be taken by written consent signed by the Manager or by any other means permitted by the Delaware Act.

ARTICLE 6

OFFICERS

Section 6.1 Generally. The Manager may appoint persons to serve as officers of the Company, each to be referred to as an “Officer,” and together, “Officers” of the Company. Unless otherwise provided by resolution of the Manager, the Officers shall have the titles, power, authority and duties described in the Delaware General Corporation Law for similarly situated persons in a Delaware corporation.

Section 6.2 Number, Titles and Term of Office. The Officers of the Company may include any one or more of the following: a Chief Executive Officer, a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary and, such other Officers as the Manager may from time to time elect or appoint. Chi Tsang shall initially serve as President, and Tyler Myracle shall initially serve as Treasurer. Each Officer shall hold office until their successor shall be duly elected and qualified or until their death or until they shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person.

Section 6.3 Salaries. The salaries or other compensation, if any, of the Officers shall be determined from time to time by the Manager.

Section 6.4 Removal. Any Officer elected or appointed by the Manager may, subject to any contractual obligations of the Company with respect to such Officer, be removed, either with or without cause, by the Manager at any time or by written consent of the Manager; provided, however, that such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contractual rights.

Section 6.5 Vacancies. Any vacancy occurring in any office of the Company may be filled by the Manager.

Section 6.6 Action with Respect to Securities of Other Companies. Unless otherwise determined by the Manager, the Chief Executive Officer shall have the power to vote and to otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of any other company, or with respect to any action of security holders thereof, in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other company.

ARTICLE 7

EXCULPATION AND INDEMNIFICATION

Section 7.1 Exculpation. To the fullest extent permitted by applicable law, no Member, Manager or Officer will have any duty (fiduciary or otherwise), at law or in equity, to the Company or the Members except as expressly set forth in this Agreement or in any other written agreements. To the fullest extent permitted by applicable law, no Member, Manager or Officer will be personally liable under any judgment of a court, or in any other manner, for any debt, obligation or liability of the Company, solely by reason of being a Member, Manager or Officer of the Company.

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Section 7.2 Indemnification. The Company will, to the fullest extent to which it is empowered to do so by the Delaware Act or any other applicable law, indemnify and make advances for expenses to any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that they are or were a Member, Manager, or Officer of the Company, against losses, damages, expenses (including attorney’s fees), judgments, fines and amounts reasonably incurred by him in connection with such action, suit or proceeding.

ARTICLE 8

FINANCIAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of the Company shall be calendar year.

Section 8.2 Accounts. The Manager may establish one or more separate bank and/or investment accounts and arrangements for or on behalf of the Company.

Section 8.3 Books and Records. The Company shall maintain accurate books and records showing the Company’s receipts and expenditures, assets and liabilities, and profits and losses, all in accordance with sound accepted accounting principles, consistently applied, and as required by the Manager from time to time. The Company shall produce such reports as the Manager shall request from time to time.

Section 8.4 Tax Matters. All matters relating to the taxation of the Company shall be treated as appropriate under applicable law for an entity that will elect to be treated as a single disregarded entity for tax purposes.

Section 8.5 Allocations. The profits, losses, and other items of the Company will be allocated to the Members according to their percentage interest in the Company. There will be no “special allocations.”

Section 8.6 Distributions. Distributions will be made as follows:

(a) Subject to Section 18-607 of the Delaware Act, the Company will make interim distributions as the Members will determine.

(b) Upon liquidation of the Company, liquidating distributions will be made in accordance with Section 9.2.

ARTICLE 9

DISSOLUTION

Section 9.1 Dissolution Event. The Company shall dissolve and commence winding up and liquidating upon, and only upon, the determination of the Members that the Company shall be dissolved, unless otherwise required by the Delaware Act (“Dissolution Event”).

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Section 9.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and members. Subject to the further provisions of this Section 9.2, the assets of the Company shall be liquidated to the extent determined to be appropriate by the Members, and the proceeds thereof, together with such assets as the Members determine to distribute in kind shall be applied and distributed in the following order:

(1) First, to creditors, including the Members to the extent they are creditors, in satisfaction of liabilities of the Company (whether by payment or by making of reasonable provision for payment) other than liabilities for distributions to the Members; and

(2) The balance, if any, to the Members in accordance with their percentage interest in the Company.

Section 9.3 Certificate of Cancellation. Upon the dissolution and the completion of winding up of the Company, the Members shall promptly execute and cause to be filed a certificate of cancellation in accordance with the Delaware Act and appropriate instruments under the laws of any other states or jurisdictions in which the Company has engaged in business. Upon such certificate of cancellation becoming effective, the Company shall be terminated.

ARTICLE 10

MISCELLANEOUS

Section 10.1 Notices. All notices, demands, waivers and other communications required or permitted by this Agreement will be in writing and will be deemed given to a party or the Company when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested. Any such communication will be addressed to each of the Members as shown on Schedule A, to the Company at its principal office, to the Manager, or in any case to such other address as the party may from time to time designate by written notice to all parties.

Section 10.2 Amendments. This Agreement may be amended at any time by a writing executed by the Members.

Section 10.3 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 10.4 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any other jurisdiction.

(Signature page follows)

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The Members have caused the duly authorized representatives to execute this Agreement as of the Effective Date.

MEMBERS:

BMNR SUBSIDIARY ONE, LLC
By: Bitmine Immersion Technologies, Inc., as the sole member of BMNR Subsidiary One, LLC

By:	/s/ Chi Tsang
Name:	Chi Tsang
Title:	Chief Executive Officer

ETHEREUM TOWER LLC

By:	/s/ Xuan Yong
Name:	Xuan Yong
Title:	Authorized Signatory

(Signature Page to Operating Agreement)